Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Operating expenses:
General and administrative	$ 1,973	$ 2,108
Research and development	2,349	1,783
Operating loss	(4,322)	(3,891)
Other (expense) income:
Grant income		54
Interest expense	(2,194)	(1,814)
Other(expense) income	(99)	(508)
Total other expense	(2,293)	(2,268)
Loss before income tax benefit	(6,615)	(6,159)
Income tax benefit	415	254
Net loss	(6,200)	(5,905)
Foreign currency translation adjustment	22	448
Comprehensive loss	$ (6,178)	$ (5,457)
Basic and diluted net loss per share (in dollars per share)	$ (1.09)	$ (1.27)
Weighted average shares outstanding - basic and diluted (in shares)	5,700,314	4,662,080